Exhibit 99.1

CommScope Announces Preliminary Third Quarter 2023 Results

Preliminary Third Quarter Results

•
Consolidated net sales of $1.60 billion
•
Core net sales of $1.35 billion*
•
GAAP net loss of $829 million, which includes non-cash asset impairments of $895 million
•
Core adjusted EBITDA of $246 million*

* References to certain supplementary “Core” financial measures reflect the results of the Connectivity and Cable Solutions (CCS), Networking, Intelligent Cellular and Security Solutions (NICS), Outdoor Wireless Networks (OWN) and Access Network Solutions segments (ANS), in the aggregate. Core financial measures exclude the results and performance of the Home Networks (Home) segment of approximately $250 million of net sales and approximately $3 million of adjusted EBITDA.

CLAREMONT, NC, October 30, 2023 — CommScope Holding Company, Inc. (NASDAQ: COMM), a global leader in network connectivity solutions, is preliminarily reporting results for the quarter that ended September 30, 2023.

Third quarter 2023 CommScope net sales are expected to be approximately $1.60 billion with Core net sales at approximately $1.35 billion. Net sales continue to be negatively impacted, particularly in the CCS and OWN segments, by low order rates driven by customers continuing to hold higher than required inventories, uncertain macroeconomic environment and slower service provider network capital expenditure spending. Net loss attributable to common stockholders is expected to be approximately $829 million, which includes non-cash asset impairments related to the Home and ANS segments of approximately $895 million. Non-GAAP adjusted EBITDA is expected to be approximately $249 million and Core non-GAAP adjusted EBITDA is expected to be approximately $246 million.

Based on lower than anticipated third quarter results and the expectations of continued challenges, CommScope has revised its adjusted EBITDA guideposts down. The Company now expects full year 2023 Core adjusted EBITDA to be in the range of $1.00 to $1.05 billion. A reconciliation of the GAAP results to non-GAAP adjusted results is provided as an appendix to this release.

“The weaker macroeconomic backdrop and customer inventory digestion continues to negatively impact revenues, resulting in the Company lowering our prior adjusted EBITDA guideposts,” said Chuck Treadway, President and CEO of CommScope. “As we moved through the quarter, in addition to already discussed challenges in CCS and OWN, we also saw demand weaken in our ANS business where customers are managing higher than required inventory levels and experiencing project delays in some of their upgrade plans. We believe this softer demand environment will continue as we move into the first half of 2024, impacting both revenue and profitability. However, we are encouraged that our work towards efficiencies and cost actions positions us well when the demand for our products returns. Furthermore, we feel we are well-positioned to benefit from major government programs and technology cycles that will enable us to reach our long-term goals, including wireless, government broadband investments and enterprise solutions.”

The expected third quarter 2023 results set out above are still preliminary and subject to the Company’s quarter-end close procedures. The Company’s consolidated financial statements as of, and for the three months ended, September 30, 2023 are not yet available. Accordingly, the information presented herein reflects the Company’s preliminary estimates subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the quarterly review of the Company’s consolidated financial statements. As a result, these preliminary estimates may differ from the actual results that will be reflected in the Company’s consolidated financial statements for the third quarter when they are completed and publicly disclosed. These preliminary estimates may change and those changes may be material. The Company’s expectations with respect to its unaudited results for the period discussed above are based upon management estimates.

The preliminary full year 2023 financial outlook estimates described above are based on information available to management as of the date of this report, and as a result, these expectations could change.

Conference Call, Webcast and Investor Presentation

As previously announced, CommScope will host a conference call on November 9th at 8:30 a.m. ET in which management will discuss third quarter 2023 results. The conference call will also be webcast.

The live, listen-only audio of the call will be available through a link on the Events and Presentations page of CommScope’s Investor Relations website.

A webcast replay will be archived on CommScope’s website for a limited period of time following the conference call.

During the conference call, the Company may discuss and answer questions concerning business and financial developments and trends that have occurred after quarter-end, including questions relating to the planned separation of the Home Networks business. The Company’s responses to questions, as well as other matters discussed during the conference call, may contain or constitute information that has not been disclosed previously.

About CommScope:

CommScope (NASDAQ: COMM) is pushing the boundaries of technology to create the world’s most advanced wired and wireless networks. Our global team of employees, innovators and technologists empower customers to anticipate what’s next and invent what’s possible. Discover more at www.commscope.com.

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Investor Contact:
Massimo Disabato, CommScope
+1 630-281-3413
Massimo.Disabato@commscope.com

News Media Contact:
publicrelations@commscope.com

Non-GAAP Financial Measures

CommScope management believes that presenting certain non-GAAP financial measures enhances an investor’s understanding of our financial performance. CommScope management further believes that these financial measures are useful in assessing CommScope’s operating performance from period to period by excluding certain items that we believe are not representative of our core business. CommScope management also uses certain of these financial measures for business planning purposes and in measuring CommScope’s performance relative to that of its competitors. CommScope management believes these financial measures are commonly used by investors to evaluate CommScope’s performance and that of its competitors. However, CommScope’s use of certain non-GAAP terms may vary from that of others in its industry. Non-GAAP financial measures should not be considered as alternatives to operating income (loss), net income (loss) or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance, operating cash flows or liquidity. A reconciliation of each of the non-GAAP measures discussed herein to their most comparable GAAP measures is below.

Core Measures

CommScope believes that presenting Core financial measures enhances the investor’s understanding of the financial performance of the Company’s core businesses. Core financial measures are the aggregate of the CCS, NICS, OWN and ANS segments. They do not include the results of the Home segment. The Core segments and the Home segment represent the business segments as currently managed and reported by CommScope. Future results and the composition of any business divested in the future may vary and differ materially from the presentation of the Core financial measures.

Forward Looking Statements

This press release or any other oral or written statements made by us or on our behalf may include forward-looking statements that reflect our current views with respect to future events and financial performance. These statements may discuss goals, targets, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs and expectations of management, as well as assumptions made by, and information currently available to, management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive.

These forward-looking statements are subject to various risks and uncertainties, many of which are outside our control, including, without limitation, the impact of the quarter-end close procedures on the preliminary estimates of the quarterly results contained herein; our dependence on customers’ capital spending on data, communication and entertainment equipment, which could be negatively impacted by a regional or global economic downturn, among other factors; the potential impact of higher than normal inflation; concentration of sales among a limited number of customers and channel partners; risks associated with our sales through channel partners; changes to the regulatory environment in which we and our customers operate; changes in technology; industry competition and the ability to retain customers through product innovation, introduction, and marketing; changes in cost and availability of key raw materials, components and commodities and the potential effect on customer pricing and timing of delivery of products to customers; risks related to our ability to implement price increases on our products and services; risks associated with our dependence on a limited number of key suppliers for certain raw materials and components; risks related to the successful execution of CommScope NEXT; potential difficulties in realigning global manufacturing capacity and capabilities among our global manufacturing facilities or those of our contract manufacturers that may affect our ability to meet customer demands for products; possible future restructuring actions; the risk that our manufacturing operations, including our contract manufacturers on which we rely, encounter capacity, production, quality, financial or other difficulties causing difficulty in meeting customer demands; substantial indebtedness and restrictive debt covenants; our ability to incur additional indebtedness and increases in interest rates; our ability to generate cash to service our indebtedness; the divestiture of the Home segment and its effect on our remaining businesses; the potential separation, divestiture or discontinuance of another business or product line, including uncertainty regarding the timing of the separation, achievement of the expected benefits and the potential disruption to the business; our ability to integrate and fully realize anticipated benefits from prior or future divestitures, acquisitions or equity investments; possible future additional impairment charges for fixed or intangible assets, including goodwill; our ability to attract and retain qualified key employees; labor unrest; product quality or performance issues, including those associated with our suppliers or contract manufacturers, and associated warranty claims; our ability to maintain effective management information technology systems and to successfully implement major systems initiatives; cyber-security incidents, including data security breaches, ransomware or computer viruses; the use of open standards; the long-term impact of climate change; significant international operations exposing us to economic risks like variability in foreign exchange rates and inflation, as well as political and other risks, including the impact of wars, regional conflicts and terrorism; our ability to comply with governmental anti-corruption laws and regulations worldwide; the impact of export and import controls and sanctions worldwide on our supply chain and ability to compete in international markets; changes in the laws and policies in the United States affecting trade, including the risk and uncertainty related to tariffs or potential trade wars and potential changes to laws and policies, that may impact our products; the costs of protecting or defending intellectual property; costs and challenges of compliance with domestic and foreign social and environmental laws; the impact of litigation and similar regulatory proceedings in which we are involved or may become involved, including the costs of such litigation; the scope, duration and impact of disease outbreaks and pandemics, such as COVID-19, on our business, including employees, sites, operations, customers, supply chain logistics and the global economy; our stock price volatility; income tax rate variability and ability to recover amounts recorded as deferred tax assets; and other factors beyond our control. These and other factors are discussed in greater detail in our 2022 Annual Report on Form 10-K and may be updated from time to time in our annual reports, quarterly reports, current reports and other filings we make with the Securities and Exchange Commission. Although the information contained in this press release represents our best judgment as of the date of this release based on information currently available and reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements, which speak only as of the date made. We are not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this press release, except as otherwise may be required by law.

END

CommScope Holding Company, Inc.
Reconciliation of GAAP Measures to Non-GAAP Adjusted Measures
(Unaudited -- In millions, except per share amounts)

Three Months Ended
September 30,
2023
Net loss, as reported	$(828.7)
Income tax benefit	(158.6)
Interest income, as reported	(3.4)
Interest expense, as reported	171.3
Other income, net, as reported	(6.4)
Operating loss, as reported	$(825.8)
Adjustments:
Amortization of purchased intangible assets	101.3
Restructuring costs, net	20.4
Equity-based compensation	11.3
Asset impairments	895.1
Transaction, transformation and integration costs	16.8
Acquisition accounting adjustments	0.6
Patent claims and litigation settlements	(3.5)
Cyber incident costs	1.7
Depreciation	30.7
Total adjustments to operating loss	1,074.4
Non-GAAP adjusted EBITDA	$248.6

Net loss, as reported	$(828.7)
Adjustments:
Total pretax adjustments to adjusted EBITDA	1,043.7
Pretax amortization of debt issuance costs and OID (1)	6.7
Pretax gain on debt transactions (2)	(8.6)
Tax effects of adjustments and other tax items (3)	(179.1)
Non-GAAP adjusted net income	$34.0
GAAP EPS, as reported (4)	$(3.98)
Non-GAAP adjusted diluted EPS (5)	$0.13

(1) Included in interest expense.
(2) Included in other income, net.

(3) The tax rates applied to adjustments reflect the tax expense or benefit based on the tax jurisdiction of the entity generating the adjustment. There are certain items for which we expect little or no tax effect.

(4) For all periods presented, GAAP EPS was calculated using net loss attributable to common stockholders in the numerator, which includes the impact of the Series A convertible preferred stock dividend.

(5) Diluted shares used in the calculation of non-GAAP adjusted diluted EPS are 253.7 million for the three months ended September 30, 2023.

See "Non-GAAP Financial Measures" above.

CommScope Holding Company, Inc.
Reconciliation of GAAP Measures to Non-GAAP Adjusted Measures
(Unaudited -- In millions)

Core Segment Adjusted EBITDA

	Outlook Range
	2023
Core segment operating income (1)	$25	$55
Adjustments:
Amortization of purchased intangible assets	325	326
Equity-based compensation	43	45
Restructuring costs, net and transaction, transformation and integration costs	70	85
Asset impairments	426	426
Acquisition accounting adjustments	1	1
Patent claims and litigation settlements	(4)	(4)
Cyber incident costs	6	6
Recovery of Russian accounts receivable	(2)	(2)
Depreciation	110	112
Total adjustments to core operating income (1)	975	995
Core segment adjusted EBITDA	$1,000	$1,050

(1) “Core” financial measures reflect the results of the CCS, NICS, OWN and ANS segments, in the aggregate, and exclude the results of the Home segment.

Our actual results may be impacted by additional events for which information is not currently available, such as additional restructuring activities, asset impairments, additional transaction, transformation and integration costs and other gains or losses related to events that are not currently known or measurable.

See "Forward-Looking Statements" and "Non-GAAP Financial Measures" above.